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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 5, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                        1-12387               76-0515284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



      500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS            60045
        (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On January 5, 2007, Tenneco Inc. announced that Gregg M. Sherrill will be appointed Chairman of the Board and Chief Executive Officer. Mr. Sherrill's appointment will be effective January 15, 2007, his first day of employment with Tenneco. At that time, the size of Tenneco's board will be increased to eleven and Paul T. Stecko's term as interim Chairman will be complete. A copy of Tenneco's press release announcing this appointment is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         Mr. Sherrill, 53, has 30 years of automotive industry experience. Most recently, he served as president of the power solutions division of Johnson Controls, Inc., a global market leader in automotive systems and facility management and control, since 2003. Prior to that, he served as group vice president and general manager of Europe, South Africa and South America for the automotive business from 2001 to 2003, as vice president and general manager of North American automotive operations from 2000 to 2001 and as head of Johnson Controls' Ford, Chrysler and Honda business units from 1998 to 2000. Prior to joining Johnson Controls, Mr. Sherrill spent 22 years at Ford Motor Company, where he held various engineering and manufacturing assignments with increasing responsibilities, including plant manager of Ford's Dearborn, MI engine plant and director of Supplier Technical Assistance.

         In connection with his appointment, Tenneco entered into a letter agreement with Mr. Sherrill that governs various terms and conditions of his employment. The agreement provides, among other things, for an annual salary for 2007 of $875,000 and a target bonus for 2007 of $875,000. As an inducement for Mr. Sherrill to accept his offer, Tenneco agreed to (i) pay Mr. Sherrill $1,325,000 within seven days of his first day of employment and (ii) grant Mr. Sherrill 125,000 shares of restricted stock on his first day of employment (which will vest in three equal installments on each of the first three anniversaries of the date of grant or, if earlier, upon his involuntary termination of employment for reasons other than cause). The agreement also provides that he will be entitled to specified equity incentive awards when made for the Company's other executives for 2007 (100,000 options, 55,000 restricted shares and stock equivalent units covering a three-year performance period with a targeted value of $700,000) and for severance, change in control and other benefits. A copy of the agreement is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

99.1               Press Release, dated January 5, 2007.

99.2               Letter Agreement between Tenneco Inc. and Gregg M. Sherrill.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO INC.


Date:    January 5, 2007                      By:  /s/ Timothy R. Donovan
                                                 ----------------------------
                                                 Timothy R. Donovan
                                                 Executive Vice President and
                                                 General Counsel